                              TCW/DW BALANCED FUND
                             Two World Trade Center
                            New York, New York 10048

DEAR SHAREHOLDER:
--------------------------------------------------------------------------------

    For the twelve-month period ended September 30, 1996, TCW/DW Balanced Fund produced a total return of 12.20 percent. Over the same period, the Fund's comparative benchmarks, the Standard & Poor's 500 Composite Stock Price Index (S&P 500) and the Lehman Brothers Aggregate Bond Index, produced total returns of 20.32 percent and 4.90 percent, respectively. The accompanying chart illustrates the growth of a $10,000 investment in the Fund from inception (October 29, 1993) through September 30, 1996, versus a similar investment in the issues that comprise the S&P 500 Index and Lehman Brothers Aggregate Bond Index.

MARKET OVERVIEW

    During  the  first  nine  months  of the
fiscal year, the equity markets continued to
perform well, given the competitive position
and   strong   profitability   of   American
industry.  However, the bull  market came to
an  abrupt  halt  as  a  sharp,  broad-based
sell-off  in  stock prices  occurred  in the
first half of July. This correction  brought
forth  fears  of a  market crash,  a secular
bear market and recession or worse.  Several
factors, some actually in conflict with each
other,  acted as triggers  for the sell-off.
These  included   disappointment   in   some
quarters  that the Federal Reserve Board did
not tighten policy at its early July meeting
in  order   to  act   preemptively   against
inflation,   which   led  to   more  nervous
sentiment in  the bond  market and  affected
equities  as well.  Second, several earnings
disappointments among  top  tier  technology
companies   prompted  fears  that  corporate
profitability had peaked  and was doomed  to
suffer  in a  recession. These announcements
accelerated the collapse of the  speculative
bubble  in small technology companies, which
was already underway. Finally, prompted by a
slowdown in mutual fund  sales in June  from
the  torrid pace  of the  first five months,
there were  fears  of  mass  redemptions  in
response  to a  falling stock  market. While
the pace of  the July  correction was  among
the  steepest on  record, we  believe that a
collateral benefit has been the piercing  of
the   speculative  bubble,   which  has  now
brought  investor   expectations   back   to
reality. As a result a more gradual and more sustainable rise in stock prices should resume at a pace in line with earnings growth.

    Many   would  have   welcomed  a  modest
tightening by the Federal Reserve Board, but
it is not at all clear, even recognizing the
lags involved  in monetary  policy  changes,
that  a  tightening  is called  for  at this
time. There is little  pricing power in  the
economy   and  intense  global  competition.
Clearly some resources are in short supply and their prices are firm, but many others in more than adequate supply are suffering pricing pressures. The massive productivity gains achieved through the deployment of technology, especially in the service sector, have undoubtedly lowered the threshold unemployment rate below which inflation accelerates. A firmer dollar cuts import prices, and the trade gap itself provides another safety valve, as does the ongoing downsizing of both government and private industry.

    Moreover, despite signs that growth is moderating from a rapid second quarter pace, which may well have exceeded 4 percent, there are no serious imbalances which should be regarded as harbingers of recession. Employment and personal income growth are both vigorous, consumer confidence is high, the savings rate is understated, and both capital spending and exports are still in solid uptrends. The latter will benefit more as Europe and Japan recover along with the emerging economies. The relatively few disappointments in corporate profits, particularly among technology companies, were related principally to some inventory and product cycles rather than an overall economic deterioration. Overall corporate earnings reports continue to exceed expectations.

PORTFOLIO STRUCTURE

    Due to TCW's continued positive outlook for equities, the Fund currently has 66 percent of its assets invested in equities. The remaining 34 percent is invested in high-grade fixed-income securities. TCW expects long-term interest rates to trade between 6.5 percent-7.0 percent. TCW believes equities should outperform bonds due to strong corporate earnings growth.

    Technology companies owned by the Fund include Intel Corp., Microsoft Corp., Hewlett-Packard Co., Ascend Communications, Inc and Cascade Communications Corp. Three factors are stimulating rapid worldwide revenue and profit growth for these industry leaders: (a) extremely rapid growth of online and Internet services; (b) an imminent corporate PC upgrade cycle following the expected late summer introduction of Windows NT and the Pentium Pro microprocessor; and the impact of telecommunications deregulation in the U.S. and continuing privatizations abroad.

    Aerospace and defense companies owned in the Fund include Boeing Co., and Honeywell, Inc. Orders for commercial aircraft are increasing due to the need to replace old airplanes with more fuel efficient and safer models. Demand is also strong in the emerging economies in Latin America and Asia.

    Financial service companies include, Citicorp, Federal Home Loan Mortgage Corp., Merrill Lynch & Co., Inc. and Marsh McLennan Companies, Inc. The financial service sector is benefiting from several trends. The increasing savings rate in the U.S. is stimulating demand for insurance and investment products. Technology is lowering the cost of managing and distributing consumer financial products such as credit cards and home mortgage loans. As a result the consumer benefits from better services at a lower cost, which causes more rapid industry growth. International growth is strong and just beginning. Basic financial services such as credit cards and insurance are new products in the emerging economies of Asia, Latin America and Eastern Europe.

    The Fund's fixed-income portion is comprised of U.S. Treasuries, corporates and mortgage pass-throughs. This segment's duration is slightly longer than its benchmark index. (Duration measures a bond fund's sensitivity to interest-rate movements; basically, the effect of interest-rate fluctuations on a bond portfolio can be determined by multiplying its duration by the percentage rates rise or fall.) Corporate bond spreads, which displayed signs of strength earlier in the fiscal year, began to demonstrate signs of weakness during the summer months.

LOOKING AHEAD

    It is the belief of the Fund's investment adviser that the economy is not in any immediate danger of overheating and that the threat of rising inflation is remote given massive global excess capacity, fiscal downsizing and privatizations, a rising dollar, restrained money supply growth and top heavy consumer balance sheets. TCW believes the probabilities favor a moderation of growth in the second half of this year and extension of the business cycle well into 1997 and perhaps beyond. Nascent recoveries in Europe and Japan as well as Latin America and Eastern Europe should support further growth of profits for world class American companies, which are well represented in our portfolio. TCW remains optimistic on the long-term outlook for equities and fixed-income securities.

    We appreciate your support of TCW/DW Balanced Fund and look forward to continuing to serve your investment needs and objectives.

                                          Very truly yours,

                                                [SIGNATURE]
                                          Charles A. Fiumefreddo
                                          CHAIRMAN OF THE BOARD

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                              TCW/DW BALANCED FUND
                               GROWTH OF $10,000

                  DATE            TOTAL           S&P         LEHMAN(AG)
          --------------------  ----------   --------------   ----------
          October 29, 1993      $ 10000          $ 10000      $ 10000
          September 30, 1994    $  9520          $ 10149      $  9642
          September 30, 1995    $ 10660          $ 13164      $ 10997
          September 30, 1996    $ 11960(2)       $ 15837      $ 11536

                          AVERAGE ANNUAL TOTAL RETURNS

                                   LIFE OF
                    ONE YEAR        FUND
                    ---------     ---------
                     12.20(1)       6.32(1)

-- Fund
-- S&P 500 (3)
-- LEHMAN (Aggregate Bond Index) (4)

Past performance is not predictive of future returns.

-------------------
(1) Figure shown assumes reinvestment of all distributions. There is no sales charge.

(2) Closing value assuming a complete redemption on September 30, 1996.

(3) The Standard & Poor's 500 Composite Stock Price Index (S&P 500) is a broad-based index, the performance of which is based on the average performance of 500 widely held common stocks. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

(4) The Lehman Brothers Aggregate Bond Index tracks the performance of all U.S. Government agency and Treasury securities, investment-grade corporate debt securities, agency mortgage-backed securities and asset-backed securities. The performance of the index does not include any expenses, fees or charges. The Index is unmanaged and should not be considered an investment.

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                                                       VALUE
-----------                                                                                                 ------------
             COMMON STOCKS (66.0%)
             AIR TRANSPORT (1.8%)
    13,200   AMR Corp.*...................................................................................  $  1,051,050
     9,200   Delta Air Lines, Inc.........................................................................       662,400
                                                                                                            ------------
                                                                                                               1,713,450
                                                                                                            ------------
             AIRCRAFT & AEROSPACE (3.6%)
    21,800   Boeing Co....................................................................................     2,060,100
    15,500   Northrop Grumman Corp........................................................................     1,243,875
                                                                                                            ------------
                                                                                                               3,303,975
                                                                                                            ------------
             AUTO PARTS - ORIGINAL EQUIPMENT (1.2%)
    32,700   Lear Corp.*..................................................................................     1,079,100
                                                                                                            ------------
             AUTOMOTIVE (2.5%)
    57,000   Chrysler Corp................................................................................     1,631,625
    21,900   Ford Motor Co................................................................................       684,375
                                                                                                            ------------
                                                                                                               2,316,000
                                                                                                            ------------
             BANKS (1.7%)
    17,700   Citicorp.....................................................................................     1,604,062
                                                                                                            ------------
             BROADCAST MEDIA (1.0%)
     9,700   Infinity Broadcasting Corp. (Class A)*.......................................................       305,550
    17,500   Viacom, Inc. (Class B)*......................................................................       621,250
                                                                                                            ------------
                                                                                                                 926,800
                                                                                                            ------------
             BROKERAGE (1.9%)
    27,100   Merrill Lynch & Co., Inc.....................................................................     1,778,437
                                                                                                            ------------
             BUSINESS SYSTEMS (2.0%)
    30,400   Electronic Data Systems Corp.................................................................     1,865,800
                                                                                                            ------------
             CHEMICALS (1.3%)
    27,000   Union Carbide Corp...........................................................................     1,231,875
                                                                                                            ------------
             COMMERCIAL SERVICES (2.0%)
    59,400   Corrections Corp. of America*................................................................     1,856,250
                                                                                                            ------------
             COMMUNICATIONS - EQUIPMENT & SOFTWARE (2.9%)
     9,400   Cascade Communications Corp.*................................................................       764,925
    31,600   Cisco Systems, Inc.*.........................................................................     1,959,200
                                                                                                            ------------
                                                                                                               2,724,125
                                                                                                            ------------
             COMPUTER SERVICES (2.0%)
    22,500   First Data Corp..............................................................................     1,836,562
                                                                                                            ------------
             COMPUTER SOFTWARE (0.7%)
     5,200   Microsoft Corp.*.............................................................................       685,100
                                                                                                            ------------
             CONSUMER PRODUCTS (1.9%)
    19,800   Kimberly-Clark Corp..........................................................................     1,744,875
                                                                                                            ------------
             ELECTRICAL EQUIPMENT (0.7%)
     9,600   Honeywell, Inc...............................................................................       606,000
                                                                                                            ------------

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                                                       VALUE
-----------                                                                                                 ------------
             ELECTRONICS - DEFENSE (1.9%)
    35,600   Hewlett-Packard Co...........................................................................  $  1,735,500
                                                                                                            ------------
             ELECTRONICS - SEMICONDUCTORS/COMPONENTS (3.9%)
    24,300   Intel Corp...................................................................................     2,317,612
    24,700   Motorola, Inc................................................................................     1,275,137
                                                                                                            ------------
                                                                                                               3,592,749
                                                                                                            ------------
             ENTERTAINMENT (0.7%)
    25,200   Mirage Resorts, Inc.*........................................................................       645,750
                                                                                                            ------------
             FINANCE (1.6%)
    15,300   Federal Home Loan Mortgage Corp..............................................................     1,497,487
                                                                                                            ------------
             HEALTH EQUIPMENT & SERVICES (1.5%)
    23,700   Columbia/HCA Healthcare Corp.................................................................     1,347,938
                                                                                                            ------------
             HEALTHCARE - DIVERSIFIED (0.7%)
     9,600   Warner-Lambert Co............................................................................       633,600
                                                                                                            ------------
             HEALTHCARE - DRUGS (3.5%)
    34,400   Johnson & Johnson............................................................................     1,763,000
    21,400   Merck & Co., Inc.............................................................................     1,506,025
                                                                                                            ------------
                                                                                                               3,269,025
                                                                                                            ------------
             HOTELS (1.3%)
    34,300   Circus Circus Enterprises, Inc.*.............................................................     1,213,363
                                                                                                            ------------
             HOUSEHOLD APPLIANCES (1.4%)
    37,300   American Standard Companies, Inc.*...........................................................     1,277,525
                                                                                                            ------------
             INDUSTRIALS (1.6%)
    19,300   Caterpillar, Inc.............................................................................     1,454,738
                                                                                                            ------------
             INSURANCE (1.4%)
    13,200   American International Group, Inc............................................................     1,329,900
                                                                                                            ------------
             INSURANCE BROKERS (1.4%)
    13,600   Marsh & McLennan Companies, Inc..............................................................     1,320,900
                                                                                                            ------------
             NATURAL RESOURCES (0.7%)
     7,300   Texaco, Inc..................................................................................       671,600
                                                                                                            ------------
             OFFICE EQUIPMENT & SUPPLIES (2.6%)
    39,300   Corporate Express, Inc.*.....................................................................     1,517,963
    15,900   Xerox Corp...................................................................................       852,638
                                                                                                            ------------
                                                                                                               2,370,601
                                                                                                            ------------
             OIL - INTERNATIONAL (1.4%)
    20,700   Chevron Corp.................................................................................     1,296,338
                                                                                                            ------------
             OIL WELL EQUIPMENT & SERVICE (1.3%)
    14,700   Schlumberger, Ltd............................................................................     1,242,150
                                                                                                            ------------
             PAPER & FOREST PRODUCTS (1.0%)
    19,400   Weyerhaeuser Co..............................................................................       894,825
                                                                                                            ------------
             RAILROADS (0.7%)
     8,000   Burlington Northern Sante Fe Corp............................................................       675,000
                                                                                                            ------------

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 NUMBER OF
  SHARES                                                                                                       VALUE
-----------                                                                                                 ------------
             RECREATION (0.8%)
    11,400   Walt Disney Co...............................................................................  $    722,475
                                                                                                            ------------
             RESTAURANTS (1.5%)
    29,000   McDonald's Corp..............................................................................     1,373,875
                                                                                                            ------------
             RETAIL (2.2%)
    50,600   CUC International, Inc.*.....................................................................     2,017,675
                                                                                                            ------------
             RETAIL - FOOD CHAINS (1.4%)
    29,400   Safeway, Inc.*...............................................................................     1,253,175
                                                                                                            ------------
             RETAIL - SPECIALTY (1.3%)
    20,700   Home Depot, Inc..............................................................................     1,177,313
                                                                                                            ------------
             SOAP & HOUSEHOLD PRODUCTS (1.2%)
    11,400   Procter & Gamble Co..........................................................................     1,111,500
                                                                                                            ------------
             TELECOMMUNICATIONS (1.8%)
    12,100   Ascend Communications, Inc.*.................................................................       798,600
    15,800   Lucent Technologies, Inc.....................................................................       724,825
     5,200   Sprint Corp..................................................................................       202,150
                                                                                                            ------------
                                                                                                               1,725,575
                                                                                                            ------------
             TOTAL COMMON STOCKS (IDENTIFIED COST $48,251,605)............................................    61,122,988
                                                                                                            ------------

 PRINCIPAL
AMOUNT (IN                                                                                  COUPON    MATURITY
THOUSANDS)                                                                                   RATE       DATE        VALUE
-----------                                                                               ----------  ---------  ------------
             CORPORATE BONDS (6.1%)
             BANKS (1.3%)
 $   1,200   Citicorp...................................................................       7.125%  03/15/04     1,195,284
                                                                                                                 ------------
             FINANCIAL (1.1%)
     1,000   Abbey National PLC (United Kingdom)........................................       6.69    10/17/05       961,240
                                                                                                                 ------------
             INDUSTRIALS (2.1%)
       600   Caterpillar, Inc...........................................................       9.375   03/15/21       712,002
       600   General Motors Corp........................................................       8.10    06/15/24       600,402
       625   Lockheed Martin Corp.......................................................       7.25    05/15/06       623,131
                                                                                                                 ------------
                                                                                                                    1,935,535
                                                                                                                 ------------
             UTILITIES (1.6%)
       800   Florida Power & Light Co...................................................       7.05    12/01/26       733,016
       800   Texas Utilities Electric Co................................................       7.875   04/01/24       777,536
                                                                                                                 ------------
                                                                                                                    1,510,552
                                                                                                                 ------------
             TOTAL CORPORATE BONDS (IDENTIFIED COST $5,774,654)................................................     5,602,611
                                                                                                                 ------------

TCW/DW BALANCED FUND
PORTFOLIO OF INVESTMENTS SEPTEMBER 30, 1996 (CONTINUED)
--------------------------------------------------------------------------------

 PRINCIPAL
AMOUNT (IN                                                                                  COUPON    MATURITY
THOUSANDS)                                                                                   RATE       DATE        VALUE
-----------                                                                               ----------  ---------  ------------
             U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH CERTIFICATES (13.7%)
 $   1,579   Federal Home Loan Mortgage Corp............................................       7.50%   06/01/11  $  1,589,292
     1,706   Federal Home Loan Mortgage Corp............................................       7.50    08/01/11     1,717,061
     1,931   Federal Home Loan Mortgage Corp............................................       7.00    08/01/25     1,866,177
     1,493   Federal Home Loan Mortgage Corp............................................       8.00    06/01/26     1,507,516
       884   Government National Mortgage Assoc.........................................       6.50    02/20/23       886,431
     2,825   Government National Mortgage Assoc.........................................       7.00    04/15/26     2,861,609
       905   Government National Mortgage Assoc.........................................       8.00    06/15/26       913,879
     1,273   Government National Mortgage Assoc.........................................       8.00    08/15/26     1,285,350
                                                                                                                 ------------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH CERTIFICATES (IDENTIFIED COST $12,487,499).....
                                                                                                                   12,627,315
                                                                                                                 ------------

             U.S. GOVERNMENT OBLIGATIONS (11.3%)
       915   U.S. Treasury Bond.........................................................       7.50    11/15/24       966,578
     1,105   U.S. Treasury Note.........................................................       5.00    01/31/98     1,091,585
       950   U.S. Treasury Note.........................................................       5.125   03/31/98       938,505
     1,225   U.S. Treasury Note.........................................................       6.00    08/15/99     1,216,474
     1,675   U.S. Treasury Note.........................................................       6.625   06/30/01     1,685,737
     1,615   U.S. Treasury Note.........................................................       6.375   08/15/02     1,604,018
     3,105   U.S. Treasury Note.........................................................       5.875   11/15/05     2,931,524
                                                                                                                 ------------
             TOTAL U.S. GOVERNMENT OBLIGATIONS (IDENTIFIED COST $10,411,747)...................................    10,434,421
                                                                                                                 ------------

             ASSET-BACKED SECURITIES (1.4%)
       393   First Alliance Mortgage Loan Trust 94 A-1..................................       5.85    04/25/25       357,631
       573   First Alliance Mortgage Loan Trust 94 A-2..................................       7.625   07/25/25       573,064
       354   UCFC Home Equity Loan 93 D.................................................       5.45    07/10/13       343,083
                                                                                                                 ------------
             TOTAL ASSET-BACKED SECURITIES (IDENTIFIED COST $1,303,086)........................................     1,273,778
                                                                                                                 ------------

             SHORT-TERM INVESTMENT (1.4%)
             REPURCHASE AGREEMENT
     1,334   The Bank of New York (dated 09/30/96; proceeds $1,333,731; collateralized by $424,658 U.S. Treasury Bond 8.75% due 11/15/08 valued at $484,440 and
               $854,937 U.S. Treasury Bond 6.125% due 05/15/98 valued at $875,777)
               (Identified Cost $1,333,546 )............................................       5.00    10/01/96     1,333,546
                                                                                                                 ------------

             TOTAL INVESTMENTS (IDENTIFIED COST $79,562,137)(A)........................................   99.9%    92,394,659

             OTHER ASSETS IN EXCESS OF LIABILITIES.....................................................    0.1         96,618
                                                                                                         ------   -----------
             NET ASSETS................................................................................  100.0%   $92,491,277
                                                                                                         ------   -----------
                                                                                                         ------   -----------

----------------
 *   NON-INCOME PRODUCING SECURITY.
(A) THE AGGREGATE COST FOR FEDERAL INCOME TAX PURPOSES IS $79,806,902; THE AGGREGATE GROSS UNREALIZED APPRECIATION IS $13,700,811 AND THE AGGREGATE GROSS UNREALIZED DEPRECIATION IS $1,113,054, RESULTING IN NET UNREALIZED APPRECIATION OF $12,587,757.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
Statement of Assets and Liabilities
SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

ASSETS:
Investments in securities, at value
  (identified cost $79,562,137).......  $ 92,394,659
Receivable for:
  Interest............................       360,469
  Dividends...........................        61,078
  Shares of beneficial interest
    sold..............................        57,915
  Principal paydowns..................        19,897
Deferred organizational expenses......        74,132
Prepaid expenses......................        31,325
                                        ------------
        TOTAL ASSETS..................    92,999,475
                                        ------------
LIABILITIES:
Payable for:
  Shares of beneficial interest
    repurchased.......................       181,487
  Investments purchased...............       117,372
  Plan of distribution fee............        77,422
  Management fee......................        34,840
  Investment advisory fee.............        23,227
  Dividends to shareholders...........         3,170
Accrued expenses......................        70,680
                                        ------------
        TOTAL LIABILITIES.............       508,198
                                        ------------
NET ASSETS:
Paid-in-capital.......................    80,218,632
Net unrealized appreciation...........    12,832,522
Distributions in excess of net
  investment income...................        (3,171)
Accumulated net realized loss.........      (556,706)
                                        ------------
        NET ASSETS....................  $ 92,491,277
                                        ------------
                                        ------------
NET ASSET VALUE PER SHARE, 7,956,178
  shares outstanding (unlimited shares
  authorized of $.01 par value).......
                                              $11.63
                                        ------------
                                        ------------

Statement of Operations
FOR THE YEAR ENDED SEPTEMBER 30, 1996

NET INVESTMENT INCOME:
  INCOME
    Interest..........................  $  2,296,803
    Dividends (net of $149 foreign
      withholding tax)................       908,781
                                        ------------
        TOTAL INCOME..................     3,205,584
                                        ------------
  EXPENSES
    Plan of distribution fee..........       971,665
    Management fee....................       442,975
    Investment advisory fee...........       295,317
    Transfer agent fees and
      expenses........................       105,362
    Professional fees.................        82,301
    Registration fees.................        50,351
    Shareholder reports and notices...        50,312
    Organizational expenses...........        35,743
    Trustees' fees and expenses.......        35,165
    Custodian fees....................        19,250
    Other.............................        14,546
                                        ------------
        TOTAL EXPENSES................     2,102,987
                                        ------------
        NET INVESTMENT INCOME.........     1,102,597
                                        ------------
NET REALIZED AND UNREALIZED GAIN:
    Net realized gain.................     7,206,334
    Net change in unrealized
      appreciation....................     2,886,118
                                        ------------
        NET GAIN......................    10,092,452
                                        ------------
        NET INCREASE..................  $ 11,195,049
                                        ------------
                                        ------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                      FOR THE YEAR      FOR THE YEAR
                                                                         ENDED             ENDED
                                                                     SEPTEMBER 30,     SEPTEMBER 30,
                                                                          1996              1995
                                                                    ----------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
  Operations:
    Net investment income.........................................    $  1,102,597      $  2,266,144
    Net realized gain (loss)......................................       7,206,334        (5,631,997)
    Net change in unrealized appreciation.........................       2,886,118        14,919,841
                                                                    ----------------  ----------------
        Net increase..............................................      11,195,049        11,553,988
  Dividends and distributions:
    From net investment income....................................         (36,468)       (1,210,475)
    In excess of net investment income............................        (838,389)          --
  Net decrease from transactions in shares of beneficial
   interest.......................................................     (24,545,353)      (52,984,026)
                                                                    ----------------  ----------------
        Total decrease............................................     (14,225,161)      (42,640,513)
NET ASSETS:
  Beginning of period.............................................     106,716,438       149,356,951
                                                                    ----------------  ----------------
  END OF PERIOD (Including distributions in excess of net
   investment income of $3,171 and undistributed net investment
   income of $729,690, respectively)..............................    $ 92,491,277      $106,716,438
                                                                    ----------------  ----------------
                                                                    ----------------  ----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996
--------------------------------------------------------------------------------

1. ORGANIZATION AND ACCOUNTING POLICIES--TCW/DW Balanced Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund's investment objective is to achieve a high total return through a combination of income and capital appreciation. The Fund seeks to achieve its objective by investing in a diversified portfolio of common stocks and investment grade fixed-income securities. The Fund was organized as a Massachusetts business trust on March 2, 1993 and commenced operations on October 29, 1993.

    The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

    A. VALUATION OF INVESTMENTS--(1) an equity security listed or traded on the New York, American, other domestic or foreign stock exchange is valued at its latest sale price on that exchange prior to the time when assets are valued; if there were no sales that day, the security is valued at the latest bid price (in cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by the Adviser); (2) all other portfolio securities for which over-the-counter market quotations are readily available are valued at the latest available bid price prior to the time of valuation; (3) when market quotations are not readily available, including circumstances under which it is determined by the Adviser that sale and bid prices are not reflective of a security's market value, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Trustees (valuation of debt securities for which market quotations are not readily available may be based upon current market prices of securities which are comparable in coupon, rating and maturity or an appropriate matrix utilizing similar factors); (4) certain portfolio securities may be valued by an outside pricing service approved by the Trustees. The pricing service utilizes a matrix system incorporating security quality, maturity and coupon as the evaluation model parameters, and/or research and evaluation by its staff, including review of broker-dealer market price quotations, if available, in determining what it believes is the fair valuation of the portfolio securities valued by such pricing service; and (5) short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

    B. ACCOUNTING FOR INVESTMENTS--Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. Dividend income and other distributions are recorded on the ex-dividend date except for certain dividends on foreign securities which are recorded as soon as the Fund is informed after the ex-dividend date. Discounts are accreted over the life of the respective securities. Interest income is accrued daily.

    C. FOREIGN CURRENCY TRANSLATION--The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and forward contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in the Statement of Operations as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. Federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996 (CONTINUED)
--------------------------------------------------------------------------------
    portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

    D. FORWARD FOREIGN CURRENCY CONTRACTS--The Fund may enter into forward foreign currency contracts which are valued daily at the appropriate exchange rates. The resultant exchange gains and losses are included in the Statement of Operations as unrealized gain/loss on foreign exchange transactions. The Fund records realized gains or losses on delivery of the currency or at the time the forward contract is extinguished (compensated) by entering into a closing transaction prior to delivery.

    E. FEDERAL INCOME TAX STATUS--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required.

    F. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS--The Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

    G. ORGANIZATIONAL EXPENSES--Dean Witter InterCapital Inc., an affiliate of Dean Witter Services Company, Inc. (the "Manager"), paid the organizational expenses of the Fund in the amount of $180,493 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized on the straight-line method over a period not to exceed five years from the commencement of operations.

2. MANAGEMENT AGREEMENT--Pursuant to a Management Agreement, the Fund pays the Manager a management fee, accrued daily and payable monthly, by applying the annual rate of 0.45% to the net assets of the Fund determined as of the close of each business day.

    Under the terms of the Agreement, the Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Manager. The Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. INVESTMENT ADVISORY AGREEMENT--Pursuant to an Investment Advisory Agreement with TCW Funds Management, Inc. (the "Adviser"), the Fund pays the Adviser an advisory fee, accrued daily and payable monthly, by applying the annual rate of 0.30% to the net assets of the Fund determined as of the close of each business day.

    Under the terms of the Agreement, the Fund has retained the Adviser to invest the Fund's assets, including placing orders for the purchase and sale of portfolio securities. The Adviser obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective. In addition, the Adviser pays the salaries of all personnel, including officers of the Fund, who are employees of the Adviser.

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996 (CONTINUED)
--------------------------------------------------------------------------------

4. PLAN OF DISTRIBUTION--Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

    Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor, Dean Witter Reynolds Inc. ("DWR"), an affiliate of the Manager and Distributor, its affiliates and other dealers who have entered into selected dealer agreements with the
Distributor  under  the  Plan: (1)  compensation  to, and  expenses  of, account executives of DWR and other selected broker-dealers and others including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

    The amount of each monthly reimbursement may in no event exceed an amount equal to a payment at the annual rate of 1.0% of the Fund's average daily net assets. Expenses incurred pursuant to the Plan in any fiscal year in excess of 1.0% of the Fund's average daily net assets will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended September 30, 1996, the distribution fee accrued was at the annual rate of 0.99%.

5. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES--The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended September 30, 1996 aggregated $112,692,059 and $134,606,545, respectively. Included in the aforementioned are purchases and sales of U.S. Government securities of $58,967,558 and $59,675,005, respectively.

    For the year ended September 30, 1996, the Fund incurred $9,886 in brokerage commissions with DWR for portfolio transactions executed on behalf of the Fund.

    Dean Witter Trust Company, an affiliate of the Manager and Distributor, is the Fund's transfer agent. At September 30, 1996, the Fund had transfer agent fees and expenses payable of approximately $12,000.

6. SHARES OF BENEFICIAL INTEREST--Transactions in shares of beneficial interest were as follows:

                                                          FOR THE YEAR ENDED           FOR THE YEAR ENDED
                                                          SEPTEMBER 30, 1996           SEPTEMBER 30, 1995
                                                      ---------------------------  ---------------------------
                                                        SHARES         AMOUNT        SHARES         AMOUNT
                                                      -----------  --------------  -----------  --------------
Sold................................................    1,434,033  $   15,701,592    1,576,172  $   14,889,309
Reinvestment of dividends...........................       71,704         794,910      114,844       1,094,653
                                                      -----------  --------------  -----------  --------------
                                                        1,505,737      16,496,502    1,691,016      15,983,962
Repurchased.........................................   (3,751,703)    (41,041,855)  (7,332,918)    (68,967,988)
                                                      -----------  --------------  -----------  --------------
Net decrease........................................   (2,245,966) $  (24,545,353)  (5,641,902) $  (52,984,026)
                                                      -----------  --------------  -----------  --------------
                                                      -----------  --------------  -----------  --------------

7. FEDERAL INCOME TAX STATUS--During the year ended September 30, 1996, the Fund utilized approximately $3,718,000 of its net capital loss carryover. At September 30, 1996, the Fund had a net capital loss carryover of approximately $312,000 which will be available through September 30, 2003 to offset future capital gains to the extent provided by regulations.

TCW/DW BALANCED FUND
NOTES TO FINANCIAL STATEMENTS SEPTEMBER 30, 1996 (CONTINUED)
--------------------------------------------------------------------------------

    As of September 30, 1996, the Fund had temporary book/tax differences primarily attributable to capital loss deferrals on wash sales and permanent book/tax differences attributable to foreign currency losses. To reflect reclassifications arising from permanent book/tax differences for the year ended September 30, 1996, distributions in excess of net investment income was charged $960,601, paid-in-capital was charged $838,389 and accumulated net realized loss was credited $1,798,990.

8. PURPOSES OF AND RISKS RELATING TO CERTAIN FINANCIAL INSTRUMENTS--The Fund may enter into forward foreign currency contracts ("forward contracts") to facilitate settlement of foreign currency denominated portfolio transactions or to manage foreign currency exposure associated with foreign currency denominated securities.

    Forward contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rates underlying the forward contracts. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

TCW/DW BALANCED FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
Selected ratios and per share data for a share of beneficial interest outstanding throughout each period:

                                                                                                             FOR THE PERIOD
                                                                 FOR THE YEAR          FOR THE YEAR        OCTOBER 29, 1993*
                                                                    ENDED                 ENDED                 THROUGH
                                                              SEPTEMBER 30, 1996    SEPTEMBER 30, 1995     SEPTEMBER 30, 1994
                                                              ------------------   --------------------   --------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period........................       $  10.46               $  9.43                $ 10.00
                                                                     ------                ------                 ------
Net investment income.......................................           0.15                  0.20                   0.10
Net realized and unrealized gain (loss).....................           1.12                  0.93                  (0.58)
                                                                     ------                ------                 ------
Total from investment operations............................           1.27                  1.13                  (0.48)
Less dividends and distributions:
  From net investment income................................       --                       (0.10)                 (0.09)
  In excess of net investment income........................          (0.10)             --                     --
                                                                     ------                ------                 ------
Net asset value, end of period..............................       $  11.63               $ 10.46                $  9.43
                                                                     ------                ------                 ------
                                                                     ------                ------                 ------

TOTAL INVESTMENT RETURN+....................................          12.20%                11.97%                 (4.80)%(1)
RATIOS TO AVERAGE NET ASSETS:
Expenses....................................................           2.14%                 2.11%                  2.06%(2)
Net investment income.......................................           1.12%                 1.88%                  1.22%(2)
SUPPLEMENTAL DATA:
Net assets, end of period, in thousands.....................        $92,491              $106,716               $149,357
Portfolio turnover rate.....................................            117%                  123%                   113%(1)
Average commission rate paid................................        $0.0583              --                     --

--------------
 *  COMMENCEMENT OF OPERATIONS.
 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.
(1) NOT ANNUALIZED.
(2) ANNUALIZED.

                       SEE NOTES TO FINANCIAL STATEMENTS

TCW/DW BALANCED FUND
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
To the Shareholders and Trustees of TCW/DW Balanced Fund

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TCW/DW Balanced Fund (the "Fund") at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended and for the period October 29, 1993 (commencement of operations) through September 30, 1994, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities owned at September 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
November 7, 1996

                   1996 FEDERAL INCOME TAX NOTICE (UNAUDITED)
During the fiscal year ended September 30, 1996, 82% of the income dividends paid qualifies for the dividends received deduction available to corporations.

TRUSTEES

John C. Argue
Richard M. DeMartini
Charles A. Fiumefreddo
John R. Haire
Dr. Manuel H. Johnson
Thomas E. Larkin, Jr.
Michael E. Nugent
John L. Schroeder
Marc I. Stern

OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Thomas E. Larkin, Jr.
President

Sheldon Curtis
Vice President, Secretary and
General Counsel

James A. Tilton
Vice President

James M. Goldberg
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT

Dean Witter Trust Company
Harborside Financial Center -- Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

MANAGER

Dean Witter Services Company Inc.

ADVISER

TCW Funds Management, Inc.

BALANCED FUND

[GRAPHIC]

ANNUAL REPORT
SEPTEMBER 30, 1996

This report is submitted for the general information of shareholders of the Fund. For more detailed information about the Fund, its officers and trustees, fees, expenses and other pertinent information, please see the prospectus of the Fund.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.